EXHIBIT 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

SECOND AMENDMENT TO SUPPLY AND RESELLER AGREEMENT

This Second Amendment (“Second Amendment”) to the Supply and Reseller Agreement dated August 12, 2013, is made this 26th day of July, 2016 (“Second Amendment Effective Date”), by and between LIFE TECHNOLOGIES CORPORATION, a Delaware corporation, that is a wholly-owned subsidiary Thermo Fisher Scientific, Inc., with a principal business address at 29851 Willow Creek Road, Eugene, Oregon 97402, USA (“LTC”) and OXFORD IMMUNOTEC, LTD., a company incorporated under the laws of England and Wales, with a principal business address at 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RZ, United Kingdom (“OI”). LTC and OI may be referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, LTC and OI entered into a Supply and Reseller Agreement effective August 12, 2013, which was amended on March 1, 2014 (collectively, the “AGREEMENT”); and

WHEREAS, the Parties have agreed to extend the expiration date of the AGREEMENT until December 31, 2018 and to establish the purchase price for LTC PRODUCTS for the remaining duration of the AGREEMENT; and

WHEREAS, the Parties have agreed that the LTC PRODUCT will bear a revised label indicating that it has been manufactured by LTC for OI; and

WHEREAS, the Parties have agreed to update LTC’s information for notices under the AGREEMENT;

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound agree as follows:

1.0     Amendment

Numbered paragraph 2.9 of the AGREEMENT shall be deleted in its entirety and replaced with the following paragraph:

2.9     “FIELD OF USE” means use related to the performance of ELISPOT assays for human in vitro diagnostic applications.

Oxford Immunotec Second Amendment to Supply and Reseller Agreement 460508	Page 1 of 9

EXHIBIT 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

2.0     Amendment

Numbered paragraph 2.13 of the AGREEMENT shall be deleted in its entirety and replaced with the following paragraph:

2.13     “OI TESTING SERVICE” means use of LTC PRODUCT(S) or OI PRODUCT(S) to perform an ELISPOT test for fee consideration by or on behalf of OI.

3.0     Amendment

Clause (d) of numbered paragraph 3.2 of the AGREEMENT shall be deleted in its entirety and replaced with the following clause:

(d) OI’s or its AFFILIATES’ internal research and development relating to OI PRODUCTS and OI TESTING SERVICES.

4.0     Amendment

Numbered paragraph 4.5 of the AGREEMENT shall be deleted in its entirety and replaced with the following paragraph:

OI acknowledges that LTC PRODUCTS that are commercialized by LTC and its AFFILIATES primarily as research reagents may not be on the US Toxic Substances Control Act (TSCA) inventory and are exempt from Pre-Manufacture Notification (PMN) requirements under TSCA, or similar regulations or government controls in other jurisdictions. OI shall be solely responsible for obtaining all applicable regulatory authorizations, consents and licenses, including pre-market approvals, and OI must comply and require its AFFILIATES and DISTRIBUTORS to comply with all governmental requirements, including but not limited to, all applicable laws, statutes, regulations, and treaties, relating to the manufacture, pre-marking and marketing, sale, performance, storage, shipment, and distribution of OI PRODUCTS and/or OI SERVICES by or on behalf of OI, and relating to the performance of OI’s duties and obligations under this AGREEMENT. LTC or its AFFILIATES shall provide directly to any applicable regulatory agencies any information or documentation which is reasonably requested in order for OI or its AFFILIATES to obtain and maintain certifications or regulatory approvals for the labelling, marketing, sale or distribution of the LTC PRODUCTS as contemplated by this AGREEMENT.

Oxford Immunotec Second Amendment to Supply and Reseller Agreement 460508	Page 2 of 9

EXHIBIT 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

 5.0     Amendment

Numbered paragraph 7.2 of the AGREEMENT shall be deleted in its entirety and replaced with the following paragraph:

7.2     As noted in Exhibit C (pricing of LTC PRODUCTS), the initial purchase price may be subject to a standard price increase set forth therein, which standard price increase shall be separate from, and/or in addition to any price change resulting from a change in the specifications for such LTC PRODUCT that is requested by OI pursuant to paragraph 6.3 (modified specifications), and which standard price changes shall be effective for any shipment that occurs after the date of implementation thereof.

6.0     Amendment

Numbered paragraph 16.1 is hereby deleted in its entirety and replaced with the following:

16.1     This AGREEMENT will commence on the EFFECTIVE DATE and, unless terminated earlier as provided herein, all obligations of LTC or its AFFILIATES to supply LTC PRODUCTS hereunder shall expire on December 31, 2018 (the “Initial Term”).

Oxford Immunotec Second Amendment to Supply and Reseller Agreement 460508	Page 3 of 9

EXHIBIT 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

7.0     Amendment

All paragraphs in Article 17 of the AGREEMENT shall be deleted in their entirety and replaced with the following paragraphs:

17.1     Any notices required or permitted to be given under this AGREEMENT shall be deemed given on the date submitted in writing: (i) personally; or (ii) by a letter delivered to a courier guaranteeing next day service; or (iii) by facsimile or E-mail, with confirmation by prepaid first class letter sent the same day.

If to LTC:               THERMO FISHER SCIENTIFIC

Life Technologies

5791 Van Allen Way

Carlsbad, CA 92008

USA

Attention: License Management & Contract Compliance

E-mail: LMCC@thermofisher.com

with a copy to:      THERMO FISHER SCIENTIFIC

Life Technologies

29851 Willow Creek Road

Eugene, OR 97402-9132

USA

Attention: Business Development Department

Facsimile: 1-541-335-0354

If to OI:                  OXFORD IMMUNOTEC LIMITED

94C Innovation Drive

Milton Park, Abingdon

Oxfordshire OX14 4RZUnited Kingdom

Attention: Peter Edwardson

With a copy to:    OXFORD IMMUNOTEC INC.

General Counsel

700 Nickerson Road

Suite 200

Marlborough, MA 01752

USA

Oxford Immunotec Second Amendment to Supply and Reseller Agreement 460508	Page 4 of 9

EXHIBIT 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

17.2     Any Party may change its designated address or other contact information by notice to the other Party in the manner provided in this Article.

8.0	Amendment

Exhibit A to the AGREEMENT is hereby deleted in its entirety and replaced with the attached Exhibit A.

9.0	Amendment

Exhibit C to the AGREEMENT is hereby deleted in its entirety and replaced with the attached Exhibit C.

10.0	Amendment

The Label referenced in the Specifications set forth on Exhibit D to the AGREEMENT will be in accordance with the images set forth in the attached Attachment 1, which is hereby added to Exhibit D.

11.0	Miscellaneous

The terms of the AGREEMENT not specifically modified by this Second Amendment shall continue in effect, and all references to the AGREEMENT hereinafter shall refer to the AGREEMENT as amended by this Second Amendment.

12.0	Execution by the Parties

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their duly authorized representative. This Second Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument. For purposes hereof, the Parties may sign and deliver this Second Amendment by facsimile transmission or electronic transmission in Portable Document Format ("PDF"). Each Party agrees that the delivery of this Second Amendment by facsimile or PDF will be deemed to be an original.

Oxford Immunotec Second Amendment to Supply and Reseller Agreement 460508	Page 5 of 9

EXHIBIT 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

LIFE TECHNOLOGIES CORPORATION		OXFORD IMMUNOTEC LIMITED

By:	/s/ Rolando Brawer	By:	/s/ Peter Edwardson
Rolando Brawer		Peter Edwardson
Director, Business Development		Chief Operations Officer

Date:	August 9, 2016	Date:	1st August 2016

Oxford Immunotec Second Amendment to Supply and Reseller Agreement 460508	Page 6 of 9

EXHIBIT 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

Exhibit A: AUTHORIZED LTC AFFILIATES (as amended in accordance with the Second Amendment)

For the purchase of LTC PRODUCTS that will be supplied to OI or its AFFILIATES in the US, the AUTHORIZED LTC AFFILIATE is:

Life Technologies Corporation

A Thermo Fisher Scientific company

3175 Staley Road

Grand Island, NY 14072

USA

To Order:

E-mail: CustomMedia@lifetch.com

For the purchase of LTC PRODUCTS that will be supplied to OI or its AFFILIATES in the UK, the AUTHORIZED LTC AFFILIATE is:

Life Technologies Limited

A Thermo Fisher Scientific company

3 Fountain Drive

Inchinnan Business Park

Paisley, UK

PA4 9RE

Phone: 0044 141 814 6100

E-mail: mpinquiries-orders@lifetech.com

OI FACILITY

Oxford Immunotec Limited 94C Innovation Drive Milton Park, Abingdon Oxfordshire OX14 4RZ United Kingdom	Oxford Immunotec, Inc. 5846 Distribution Drive Memphis, TN 38141 USA

Oxford Immunotec Second Amendment to Supply and Reseller Agreement 460508	Page 7 of 9

EXHIBIT 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

Exhibit C: Pricing of LTC PRODUCTS1 (as amended in accordance with the Second Amendment)

LTC PRODUCT	2015 Purchase Price to OI	Minimum Shipment/Minimum Order (UNITS per shipment/order) [2]	Standard Price Change
AIM V ® 500 mL Package in Gibco Boxy Bottle	[***]	[***]	[***]
AIM V® 50 mL Custom Pkg.	[***]	[***]	[***]

1 Subject to the provisions of paragraph 4.1 (source of supply) and Article 7 (pricing)

2 as set forth in paragraph 4.3 (required minimums) of this AGREEMENT

Minimum Annual Purchase

Beginning in 2013, OI shall purchase from the respective AUTHORIZED LTC AFFILIATE, a Minimum Annual Purchase of LTC PRODUCTS as set forth in the table at the end of this paragraph.

YEAR	Minimum Annual Purchase
2013	[***]1
2014	[***]1
2015	[***]1
2016	[***]1
2017	[***]1
2018	[***]1

1 Failure to meet these Minimum Annual Purchase amounts for a given YEAR will incur a [***] percent ([***]%) increase in the price of the LTC PRODUCT for the following YEAR. For purposes of clarification, in the event OI meets or exceeds the Minimum Annual Purchase amount for a given YEAR, the price of the LTC PRODUCT for the following YEAR shall not be subject to an increase.

Oxford Immunotec Second Amendment to Supply and Reseller Agreement 460508	Page 8 of 9

EXHIBIT 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

Exhibit D

Attachment 1: Label Images

Oxford Immunotec Second Amendment to Supply and Reseller Agreement 460508	Page 9 of 9